UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2013

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On October 8, 2013, Pall Corporation (the “Registrant”) announced that its Board of Directors (the “Board”) elected its Chief Executive Officer, Lawrence Kingsley, as Chairman of the Board. Mr. Kingsley will succeed Ronald Hoffman, who will now serve as Lead Director. Both appointments are effective immediately. The press release announcing the appointments is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

99.1	Press Release issued by the Registrant on October 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Roya Behnia
October 10, 2013	Roya Behnia
Senior Vice President, General Counsel and Corporate
Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release issued by the Registrant on October 8, 2013